SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2004

PANERA BREAD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6710 Clayton Road
Richmond Heights, MO	63117
(Address of principal executive offices)	(Zip Code)

314-633-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Exhibit

Exhibit No.	Exhibit

99.1	Press Release, dated May 13, 2004 (furnished pursuant to Items 9 and 12)

Item 9. Regulation FD Disclosure

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s first quarter 2004 earnings press release dated May 13, 2004.

Item 12. Results of Operations and Financial Condition

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s first quarter 2004 earnings press release dated May 13, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY
By:	/s/ Mark E. Hood
	Name:	Mark E. Hood
	Title:	Senior Vice President Chief Financial Officer

Date: May 13, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated May 13, 2004, regarding first quarter 2004 earnings (furnished pursuant to Items 9 and 12)